LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON CAPITAL MANAGEMENT GROWTH TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 29, 2012

Effective July 2, 2012, the SAI is amended to reflect that Legg Mason Capital Management Growth Trust’s name has changed to Legg Mason Capital Management Global Growth Trust.

Effective July 2, 2012, the following information amends and/or supplements, as applicable, those sections of the SAI listed below.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s SAI.

Effective August 1, 2012, Class R1 shares will be closed to new purchases.

The following amends anything to the contrary in the section titled “Exposure to Foreign Markets”:

Although not a fundamental policy subject to shareholder vote, Legg Mason Capital Management, LLC (“LMCM” or the “adviser”), currently anticipates that Value Trust, Special Investment Trust, and Research Fund will each invest no more than 25% of its total assets in foreign securities.

The first paragraph in the section titled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Growth Trust” is deleted and replaced with the following:

Growth Trust. Robert G. Hagstrom, Jr. and Gibboney Huske are co-portfolio managers of Growth Trust. Mr. Hagstrom has been primarily responsible for the fund’s day-to-day management since its inception and Ms. Huske became a co-portfolio manager in 2012. The table below provides information regarding other accounts for which Mr. Hagstrom and Ms. Huske have day-to-day management responsibility.

The following supplements the information in the section titled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Growth Trust”:

Gibboney Huske

As of October 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	1	2,650,958	0	0
Other pooled investment vehicles	1	1,166,535	0	0
Other accounts	0	0	0	0

As of May 31, 2012, Ms. Huske beneficially owned shares of Growth Trust with a value between $100,001-$500,000.

Ms. Huske is paid a fixed salary and a bonus. Bonus compensation is reviewed annually and is tied to the value the portfolio manager added to LMCM’s investment process, the quality and timeliness of her analysis work, and the overall results of LMCM. Ms. Huske also receives a comprehensive benefits package that includes, among other things, health coverage, an Employee Stock Purchase Plan, and a 401(k) retirement plan with a corporate match and profit sharing contributions.

Ms. Huske is also eligible to receive an annual long term incentive bonus plan award. This plan gives employees an opportunity to participate in the long term success of LMCM. Ms. Huske may also be eligible to receive stock options from Legg Mason, Inc., the parent company of LMCM, based upon an assessment of her contribution to the success of the company.

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